UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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AUSTRALIAN FOREST INDUSTRIES

(Name of Registrant as Specified in the Charter)

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INFORMATION STATEMENT

OF

AUSTRALIAN FOREST INDUSTRIES

4/95 Salmon Street, Port Melbourne, Victoria
Australia, 3207

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is to notify our shareholders of our common stock of an action to be taken by the majority shareholders of our common stock in lieu of a special meeting of shareholders. This Information Statement is being mailed on or about November         , 2008 to all of our shareholders of record at the close of business on November 13, 2008 (the "Record Date"). As of the Record Date, there were 257,600,680 shares entitled to vote on the matters set forth herein.

Holders of 238,500,00 of our outstanding common stock have executed a written consent in lieu of Annual Meeting (the "Written Consent"), with an effective date of November 13, 2008 effecting the following action to take effect approximately 20 days after the mailing of this Information Statement to our shareholders on the Record Date:

●
our reincorporation from the State of Nevada to the State of Delaware by way of a merger with a wholly-owned subsidiary that is a Delaware corporation as the surviving corporation (the “Reincorporation”).

Because holders of approximately 238,500,000 of our outstanding voting stock including common stock have executed the Written Consent, no vote or consent of any other shareholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Nevada law, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any of our other shareholders. Nevada statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of shareholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our shareholders acted by Written Consent and no annual meeting of our shareholders will be held in 2008. Along with the shareholders, we believe it would not be in our best interests or those of our shareholders to incur the costs of holding a special meeting or of soliciting proxies or consents from additional shareholders in connection with this action.

This Information Statement is expected to be mailed to shareholders on or about November         , 2008. We will bear all expenses incurred in connection with the distribution of this Information Statement. We will reimburse brokers or other nominees for reasonable expenses they incur in forwarding this material to beneficial owners.  The action in the Written Consent will take effect on or shortly after [20 days after the mailing of the Definitive Information Statement on Schedule 14C].

i

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
AUSTRALIAN FOREST INDUSTRIES

INFORMATION ON CONSENTING SHAREHOLDERS

Pursuant to our Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the action described herein.  As of the record date, we had 257,600,680 shares entitled to vote on the matters set forth herein of which 128,800,341 shares are required to pass any shareholder resolutions. The majority shareholders, who consist of eleven of our current shareholders, are collectively the record and beneficial owners of 238,500,000 of our shares of common stock, which represents 9.12% of the issued and outstanding shares of our common stock on a fully diluted basis. Pursuant to 78.320 of the Nevada Revised Statutes, the majority shareholders voted in favor of the action described herein in a Written Consent, dated November 13, 2008 (the “Written Consent”). There are no cumulative voting rights.  No consideration was paid for the consent. The majority shareholders’ names, affiliations with us, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Timbermans Group Pty Ltd. (1)	Majority Shareholder	140,000,000	54.3%
Norman Backman (2)		10,000,000	3.9%
Sherry Backman (2)		10,000,000	3.9%
Colin Baird (3)	Director, CFO	10,000,000	3.9%
Lisa Baird (3)		10,000,000	3.9%
Tony Esplin (4)	Director, VP Marketing	10,000,000	3.9%
Kary Esplin (4)		10,000,000	3.9%
Roger Timms (5)	Director, VP Engineering	10,000,000	3.9%
Darryn Timms (5)		10,000,000	3.9%
Guilia Timms (6)		10,000,000	3.9%
Michael Timms (5) (6)	Director, Chairman, CEO, President	8,500,000	3.3%
Total		238,500,000	91.2%

(1) Timbermans Group Pty. Ltd. is owned by five shareholders who are Norman Backman, Colin Baird, Tony Esplin, Roger Timms and Michael Timms.
(2) Norman Backman is married to Sherry Backman
(3) Colin Baird is married to Lisa Baird
(4) Tony Esplin is married to Kary Esplin.
(5) Roger Timms, Michael Timms and Darryn Timms are siblings.
(6) Michael Timms is married to Guilia Timms.

SUMMARY OF ACTION TAKEN BY WRITTEN CONSENT

The action that the majority shareholders consented to in the Written Consent is:

●
our reincorporation from the State of Nevada to the State of Delaware by way of a merger with a wholly-owned subsidiary that is a Delaware corporation (the “Subsidiary”) as the surviving corporation (the “Reincorporation”).

The action listed above will take effect on or shortly after [a date at least 20 days after the mailing of Definitive Information Statement], 2008.

DISSENTERS’ RIGHTS

Nevada law generally provides that stockholders may have dissenters’ rights in connection with a merger where the approval of the corporation’s stockholders is required. However, Nevada law provides that there is no right of dissent with respect to a merger in favor of holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers (NASD), or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.330 of the Nevada Revised Statutes. Our common stock is listed for trading on the OTC Bulletin Board, which is not designated as a national market system by the NASD, and as of the record date we had less than 2,000 stockholders of record. Dissenters’ rights will be available to stockholders with respect to the Reincorporation and will be governed by Chapter 92A of the Nevada Revised Statutes. If a stockholder has not approved the merger, they are entitled to dissent. In order to exercise dissenter’s rights provided under the Nevada Revised Statutes, a stockholder must submit a written notice to us, not less than 30 and not more than 60 days after the date that we send a dissenter’s notice to our stockholders.

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Exhibit B to this Information Statement. Dissenting stockholders must, by no later than [                         , 2008], send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Exhibit B. The written objection should be sent to:

Australian Forest Industries
4/95 Salmon Street, Port Melbourne, Victoria
Australia, 3207
Telephone: 011 61 3 8645 4340
Attention:  Colin Baird

Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand, the dissenting stockholder must submit certificates representing all of his or her shares of stock of our company to us at the address set forth above or to our transfer agent, Transfer Online, Inc., 317 SW Alder Street, Portland, OR 97204, for the purpose of affixing a notation indicating that a demand for payment has been made.  Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended January 1, 2007, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Exhibit A to this Information Statement. Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS EXHIBIT B, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
MANAS PETROLEUM CORPORATION

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following action was taken by Written Consent of the majority shareholders:

CORPORATE ACTION ONE
THE REINCORPORATION

General

On November 13, 2008, our board of directors unanimously approved the Reincorporation. On November 13, 2008, the Reincorporation was approved by the written consent of holders of 238,500,000 of our common shares, representing approximately 91.2 % of our issued and outstanding common shares. Through the Reincorporation, our state of incorporation will be changed from Nevada to Delaware. To accomplish the Reincorporation, our board of directors has unanimously approved and subsequently a majority of our shareholders have approved an Agreement and Merger Agreement, which provides for our merger with and into the Subsidiary, a wholly owned subsidiary of our company, which will be formed pursuant to the Delaware General Corporation Law, or DGCL, for this purpose. The Subsidiary will be the surviving entity in the merger, and as a result, after the merger our name will be the name of the Subsidiary. To maintain clarity in discussing the Reincorporation, we may refer to ourselves before the merger “Australian Forest Industries” while we may refer to ourselves after the merger as Lone Pine Holdings, Inc.

As a part of approval of the Reincorporation, the form of the Merger Agreement, the form of the Articles of Merger and the form of the Certificate of Merger were approved, copies of which are attached to this Information Statement as Exhibits C, D and E, respectively.

Our corporate affairs are presently governed by the corporate law of Nevada, our current state of incorporation, and by Australian Forest Industries’ Articles of Incorporation and Bylaws. These documents are available for inspection during business hours at our principal executive offices. In addition, copies may be obtained by writing to us at 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207 or by reviewing our public filings with the US Securities and Exchange Commission on their EDGAR database available on their website (www.sec.gov). Once the merger is effected, we will be governed by Delaware law and Lone Pine Holdings, Inc.’s Certificate of Incorporation and Bylaws. Copies of the form of Lone Pine Holdings, Inc.’s Certificate of Incorporation and Bylaws are attached to this Information Statement as Exhibits F and G, respectively. A discussion of the material similarities and differences in the rights of our stockholders before and after the merger is provided below.

At the effective time of the Reincorporation, the same individuals who serve as the directors and executive officers of Australian Forest Industries will become the directors and executive officers of Lone Pine Holdings, Inc. All employee benefit and stock option plans of Australian Forest Industries will become Lone Pine Holdings, Inc.’s plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase shares of Lone Pine Holdings, Inc.’s common stock (both the number of and price of which shall be adjusted on a 100:1 ratio to account for the exchange ratio in the merger), upon the same terms and subject to the same conditions. Other employee benefit arrangements of Australian Forest Industries will also be continued by Lone Pine Holdings, Inc. upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation will not affect any of our material contracts with any third parties and that Australian Forest Industries’ rights and obligations under such material contractual arrangements will continue as rights and obligations of Lone Pine Holdings, Inc.

Our common stock is listed on the OTC Bulletin Board and will continue to be listed on the OTC Bulletin Board after the Reincorporation. Following the merger, each one hundred shares of common stock of Australian Forest Industries will be automatically converted into one share of common stock of Lone Pine Holdings, Inc.. Stock certificates representing every one hundred shares of Australian Forest Industries will be deemed automatically to represent one share of Lone Pine Holdings, Inc.’s common stock. Following the Reincorporation, previously outstanding Australian Forest Industries stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Lone Pine Holdings, Inc.’s stock. It will not be necessary for you to exchange your existing Australian Forest Industries stock certificates for stock certificates of Lone Pine Holdings, Inc.

If our board of directors determines that circumstances have arisen that make it inadvisable to proceed with the Reincorporation under the original terms of the Merger Agreement, the merger (and thus the Reincorporation) may be abandoned or the Merger Agreement may be amended by the board notwithstanding the fact that stockholder approval has already been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Articles of Merger, the Certificate of Merger, Lone Pine Holdings, Inc.’s Certificate of Incorporation and Lone Pine Holdings, Inc.’s Bylaws, copies of which are attached to this Information Statement as Exhibits C, D, E, F and G, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

A.	Reasons for and Advantages of Reincorporation in Delaware

For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our board of directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts. Our current Articles of Incorporation do not include such “anti-takeover” provisions. Our board of directors has no present intention following the Reincorporation in Delaware to further amend the Certificate of Incorporation or Bylaws of the Surviving to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board of directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for us if we reincorporate in Delaware

B.	Disadvantages of Reincorporation in Delaware

Despite the unanimous belief of our board of directors that the Reincorporation is in our best interests and the best interest of our stockholders, some stockholders may find the proposal disadvantageous to the extent that it may have the effect of discouraging a future takeover attempt which is not approved by our board of directors, but which a majority of the stockholders deem to be in their best interests or in which stockholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable our board of directors to resist a takeover or a change in control of our company, they could make it more difficult to change the existing board of directors and management or to effect a change in control of our company which is opposed by our board of directors. This strengthened tenure and authority of our board of directors could enable our board of directors to resist change and otherwise thwart the desires of a majority of the stockholders.

It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. Our board of directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the proposed Reincorporation outweigh the possible disadvantages.

C.	Comparison of Our and Lone Pine Holdings, Inc.’s Capital Stock

Authorized Capital Stock

Our authorized capital stock presently consists of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of November 11, there were 257,600,680 shares of our common stock issued and outstanding and no shares of our preferred stock issued and outstanding. As at November 11, we had issued no options outstanding and no stock option plan for their grant.

There are no other agreements, arrangements or understandings with anyone to sell or issue any additional shares of our common stock.

Lone Pine Holdings, Inc.’s authorized capital stock consists of (i) 100,000,000 shares of common stock, par value $0.001 per share, of which one share is issued and outstanding and is owned by us, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding. In connection with the Reincorporation, one (1) share of Lone Pine Holdings, Inc.’s common stock will be issued in exchange for every one hundred shares of our currently issued and outstanding shares of Australian Forest Industries. No shares of Lone Pine Holdings, Inc.’s preferred stock will be issued in connection with the Reincorporation. All of the shares of Lone Pine Holdings, Inc.’s common stock issued in connection with the Reincorporation will be validly issued, fully paid and non-assessable. Although, the Reincorporation will not result in a change to the authorized number of shares of capital stock, the number of our authorized but unissued shares of common stock will increase from 42,399,320, or 14.3% of outstanding common stock, to 97,423,200, or 97.4% of outstanding common stock.

Surviving Entity’s Common Stock

The holders of Lone Pine Holdings, Inc.’s common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of Lone Pine Holdings, Inc.’s preferred stock, will exclusively possess all voting power. The holders of Surviving Entity’s common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of Lone Pine Holdings, Inc.’s preferred stock designated by Lone Pine Holdings, Inc.’s board of directors from time to time, the holders of Surviving Entity’s common stock will be entitled to such dividends as may be declared from time to time by Lone Pine Holdings, Inc.’s board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Lone Pine Holdings, Inc. available for distribution to such holders. Although we have not identified a merger target, we believe that the decrease in issued and outstanding shares of common stock and the correspondent increase in authorized but unissued shares of common stock will make us a more attractive merger candidate.

“Blank Check” Preferred Stock

The Certificate of Incorporation of Lone Pine Holdings, Inc. authorizes the issuance of 5,000,000 shares of preferred stock, par value $0.001 per share. Such preferred stock is commonly referred to as “blank check” preferred stock because Lone Pine Holdings, Inc.’s board of directors has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.

The authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

The authorization of “blank check” preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares.

D.	Summary of Material Changes in Charter and Bylaws to be Effected by the Reincorporation and Differences Between Nevada and Delaware Corporate Laws

General

The rights of the holders of our common stock are presently governed by our Articles of Incorporation and Bylaws and the Nevada Revised Statutes. If the Reincorporation is approved and the merger accomplished, holders of our common stock will become stockholders of Lone Pine Holdings, Inc. and their rights will thereafter be governed by Delaware law, Lone Pine Holdings, Inc.’s Certificate of Incorporation and Bylaws and the DGCL.

The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws.

Fiduciary Duties of Directors

Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve.

With respect to fiduciary duties, Nevada law may provide directors broader discretion and increased protection from liability in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation’s directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee’s designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders, or in the context of insolvency, the creditors of the corporation. Nevada law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: (i) the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and (ii) that the measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Anti-Takeover Laws

Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•
the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•
after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•
at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada law contains certain “anti-takeover” provisions that apply to a Nevada corporation unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Australian Forest Industries did not elect to opt out of these provisions.  Nevada law prohibits a corporation from engaging in any “business combination” with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation’s articles of incorporation, and:

•
is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares; or

•
the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, Nevada law suspends the voting rights of the “control shares” of a stockholder that acquires 20% or more of a corporation’s shares that are entitled to be voted in an election of directors. The voting rights of these control shares generally remain suspended until such time as the “disinterested” stockholders of the company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder’s shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within a set period of time between 30 and 60 days from receipt of such notice, a stockholder seeking payment must demand payment for such stockholder’s shares. The corporation must then comply within 30 days.

Dividend Rights and Repurchase of Shares

Under Delaware law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware law applies different tests to the payment of dividends and the repurchase of shares. Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

•	the corporation would be unable to pay its debts as they become due in the usual course of business; or

•
the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Size of the Board of Directors

Delaware law and Nevada law permit the board of directors alone to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation or articles of incorporation, as the case may be, (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation, or articles of incorporation, as the case may be, following approval of such change by the stockholders). After the Reincorporation is consummated, the four current directors of Australian Forest Industries will continue as directors of Lone Pine Holdings, Inc.

Cumulative Voting

Under Delaware law and Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s certificate of incorporation or articles of incorporation, as the case may be, if stockholders are to be entitled to cumulative voting rights. Cumulative voting entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a stockholder or group of stockholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority stockholder or group of stockholders holding a relatively small number of shares to elect a representative or representatives to the board. Neither of Australian Forest Industries nor Lone Pine Holdings, Inc. permits cumulative voting.

Classified Board of Directors

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law and Nevada law permit, but do not require, a classified board of directors, with staggered terms. Pursuant to the DGCL, either one-half or one-third of the directors are elected for terms of two or three years, respectively. Pursuant to the Nevada Revised Statutes, at least one-fourth of the directors must be elected annually. Such method of electing directors makes changes in the composition of the board of directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Classification of directors is also likely to provide the board of directors with greater continuity and experience. Neither Australian Forest Industries’ nor Lone Pine Holdings, Inc.’s charter documents contain provisions for a classified board.

Power to Call Special Stockholder Meetings

Australian Forest Industries’ Bylaws provide that only the President or the entire board of directors of the company may call a special meeting. Under Delaware law, a special meeting may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Lone Pine Holdings, Inc.’s bylaws also permit its President to initiate such a special meeting.

Elimination of Actions by Written Consent of Stockholders

Under Nevada and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law and Nevada law permit a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of stockholders could lengthen the amount of time and increase the expenditures required to take stockholder actions since actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting nor is there any requirement that such a meeting be held. The elimination of stockholders’ written consents, however, could deter hostile takeover attempts. Without the stockholder’s written consent, a holder or group of holders controlling a majority in interest of Lone Pine Holdings, Inc.’s capital stock would not be able to amend Lone Pine Holdings, Inc.’s bylaws or remove directors pursuant to a stockholder’s written consent. Any such holder or group of holders would have to call a stockholders’ meeting and wait the notice periods determined by the board pursuant to Lone Pine Holdings, Inc.’s bylaws prior to taking any such action. Both Lone Pine Holdings, Inc.’s Certificate of Incorporation and Australian Forest Industries’ charter documents permit the use of stockholders’ written consents.

Removal of Directors

Under Nevada law, any director or the entire board of directors may be removed with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote. However, if a corporation has cumulative voting no director may be removed unless such removal is approved by stockholders owning a sufficient number of shares to prevent the director’s election under cumulative voting.

Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board of directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides.

Filling Vacancies on the Board of Directors

Nevada law provides that all vacancies, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation’s articles of incorporation provide otherwise.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

Loans to Officers and Employees

Under Delaware law and Nevada law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Inspection of Stockholder Lists

Nevada law provides an absolute right to stockholders to inspect and copy a corporation’s shareholder list, provided the stockholder has held stock in the corporation for at least six months or holds an aggregate of 5% or more of a corporation’s voting shares. Under Delaware law, shareholders have a general right to inspect and copy the stockholder list, provided the stockholder has a proper purpose in seeking such access.

Mergers and Major Transactions

Under Delaware law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation, or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

•	the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation;

•	each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

•
either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

In addition, Delaware law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary’s stockholders or board of directors and without the approval of the parent’s stockholders.

Under Nevada law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

•	the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

•
each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of Lone Pine Holdings, Inc. outstanding immediately before the merger; and

•
the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

In addition, Nevada law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such merger owns 90% or more of the outstanding shares of each class of such constituent corporation.

Stockholder Derivative Suits

Under Delaware law and Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

Dissenters’ Rights of Appraisal

Under both Delaware and Nevada law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

•	listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

•	held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

Nevada law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

•
consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

•	consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner’s interest will be acquired, if he or she is entitled to vote on the plan; or

•
any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder’s shares.

Under Nevada law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder’s shares, anything except:

•	shares of stock of the corporation surviving or resulting from such merger;

•
shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

•	cash in lieu of fractional shares; or any combination of shares; or

•	cash in lieu of fractional shares.

Dissolution

Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all of the stockholders entitled to vote. If the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

Under Nevada law, if the board of directors decides after the issuance of stock or the beginning of business that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. Australian Forest Industries does not require a higher vote for dissolution.

Liability of Directors and Officers

Delaware law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

•	a breach of the duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware law; or

•	any transaction from which the director derived an improper personal benefit.

Lone Pine Holdings, Inc.’s bylaws each include provisions that limit the liability of directors of Lone Pine Holdings, Inc. to the maximum extent permitted by law.

Nevada law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of Nevada. Under Nevada law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

•	his act or failure to act constituted a breach of his fiduciary duties; and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

While these provisions of Delaware and Nevada law provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer’s or director’s breach of such duties.

Indemnification of Directors and Officers

Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Under Delaware law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. Delaware law requires, unless ordered by a court, that the provision of any discretionary indemnification be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors do direct, by independent legal counsel in a written opinion, or (d) by the stockholders. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Delaware law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The provisions of Nevada law regarding indemnification are substantially similar to those of Delaware law. Nevada law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person’s position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law requires, unless ordered by a court, the provision of any discretionary indemnification must be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not include parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

Both states require indemnification for any director, officer, employee or agent to the extent that such person has been successful on the merits or otherwise in defense of any action, suit or proceeding. Both states permit a corporation to purchase and maintain liability insurance for its officers and directors.

Annual Meetings

Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Notice of Stockholder Meetings

Under Delaware law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Lone Pine Holdings, Inc.’s bylaws provide that written notice of a stockholder meeting shall be given not less than 10, or in the event of a merger or consolidation, not less than 20, nor more than 60 days between the date of the meeting to each stockholder entitled to vote at the meeting.

Under Nevada law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The Australian Forest Industries’ Bylaws provide that written notice of a stockholder meeting shall be given not less than 10 days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the Australian Forest Industries’ Bylaws nor the Australian Forest Industries’ charter contain such a requirement.

Advance Notice of Director Nominations and Stockholder Proposals

Neither Nevada law nor Delaware law specifies the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, neither the Australian Forest Industries’ or Lone Pine Holdings, Inc.’s charter documents contain any provisions regarding any such matters.

Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting

Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting, which is required if the adjournment is for more than 60 days.

Fixing Date for Determination of Stockholders of Record

There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada law.

Amendments to Charter

Under Delaware law, an amendment or change to the Certificate of Incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

Under Nevada law, an amendment to the articles generally requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Amendments to Bylaws

Under Delaware law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. Lone Pine Holdings, Inc.’s Certificate of Incorporation provides that the directors have the power to adopt, amend or repeal Lone Pine Holdings, Inc.’s Bylaws.

There is no provision in Nevada law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The Australian Forest Industries’ Bylaws provide that the board or the affirmative vote of two-thirds of the stockholders entitle to vote may adopt, amend or repeal bylaws.

Interested Director Transactions

Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada law, a contract or transaction may not be void solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

•
the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director; or

•
the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

•
the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Stockholders’ Rights to Examine Books and Records

Delaware law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Committees of the Board of Directors

Nevada and Delaware law both allow the board of directors to delegate certain of their duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to authorize the acquisition of the corporation’s own stock.

Duration of Proxies

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax, and we will not pay annual franchise taxes to Nevada for the calendar year ended December 31, 2007. After the merger contemplated by the Reincorporation is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Consideration for Stock

Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Under Nevada law, a corporation may issue its capital stock for less than par value and in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

Certain Federal Income Tax Considerations

The following description of federal income tax considerations is based on the Internal Revenue Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by us or the stockholders as a result of the exchange of shares of common stock for shares of Lone Pine Holdings, Inc.’s common stock upon consummation of the transaction. The conversion of every one hundred shares of Australian Forest Industries common stock into one share of Lone Pine Holdings, Inc.’s common stock will be a tax-free transaction, and the holding period and tax basis of Australian Forest Industries’ common stock will be carried over to Lone Pine Holdings, Inc.’s common stock received in exchange therefor.

Securities Act Considerations

After the merger contemplated by the Reincorporation is accomplished, Lone Pine Holdings, Inc. will be a publicly held company, Lone Pine Holdings, Inc.’s common stock will be listed for trading on the OTC Bulletin Board, and Lone Pine Holdings, Inc. will file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. Stockholders whose shares of Australian Forest Industries common stock are freely tradable before the Reincorporation will have freely tradable shares of Lone Pine Holdings, Inc.’s common stock. Stockholders holding restricted shares of Australian Forest Industries common stock will have shares of Lone Pine Holdings, Inc.’s common stock that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Lone Pine Holdings, Inc.’s common stock, will bear the same restrictive legend as appears on their present stock certificates. Similarly, holders of convertible securities issued by Australian Forest Industries, such as convertible debentures, share purchase options and share purchase warrants will have the equivalent securities of Lone Pine Holdings, Inc., which will be subject to the same restrictions as those to which their present Australian Forest Industries’ securities are subject. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, holders of securities will be deemed to have acquired their Surviving Entity’s securities (including shares of common stock and convertible debentures) on the date they acquired their Australian Forest Industries securities (including shares of common stock and convertible debentures). In summary, Lone Pine Holdings, Inc. and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as they were before the Reincorporation.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

We are aware of contracts entered into by each of our directors and their immediate family members which would result in the sale of 235,000,000 shares of our common stock, or approximately 91.2% of our outstanding shares of common stock to a third party in exchange for $448,125.  The sale of the shares of common stock pursuant to these contracts is contingent upon the finalization of the Reincorporation.

Except as disclosed elsewhere in this Information Statement, since January 1, 2007, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.           any director or officer of our company;
2.           any proposed nominee for election as a director of our company; and
3.           any associate of affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management”. No director has advised that he intends to oppose the Reincorporation, as more particularly described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth, as of November 13, 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors, our chief executive officer and our four most highly compensated executive officers (other than our chief executive officer) as at December 31, 2007. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares  previously  issued by the Company) at April 14, 2008 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company’s outstanding shares of Common Stock,  (ii) each director of the Company,  (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group.  Other than the Timbermans Group Pty Ltd, each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Title of Class	Name of Beneficial Owner	Shares of Common Stock	Percent of Class

Common	Timbermans Group Pty Ltd[1]	140,000,000	54.47%
Common	Norman Backman[2]	20,000,000	7.78%
Common	Colin Baird[3]	20,000,000	7.78%
Common	Tony Esplin[4]	20,000,000	7.78%
Common	Michael Timms[5]	20,000,000	7.78%
Common	Roger Timms[6]	20,000,000	7.78%
Directors and Officers as a group		240,000,000	93.39%

1Timbermans Group Pty Ltd is an Australian corporation with 5 shareholders who are the same individuals as our officers and directors and Mr. Norman Backman. For the purposes of aggregating the securities ownership of officers and directors, we have included those shares held by Timbermans Group.

2Mr. Backman maintains his shares in his and his wife’s name

3Mr. Baird maintains his shares in his and his wife’s name

4Mr. Esplin maintains his shares in his and his wife’s name

5Mr. Michael Timms maintains his shares in his and his wife’s name

6Mr. Roger Timms maintains his shares in his and his wife’s name

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.

EXHIBIT A

DISSENT PROCEDURE
SECTIONS 92A.300 TO 92A.500 OF THE
NEVADA REVISED STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087; A 2001, 1414, 3199)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.
2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1. A stockholder to whom a dissenter’s notice is sent must:
(a) Demand payment;
(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation’s registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

EXHIBIT B

Dissenter’s Notice of Australian Forest Industries
Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.

Demand for payment must be sent by to the Company by mail, courier, facsimile or electronic mail by [insert date of mailing of definitive Schedule 14C plus 40 days] as follows:

Australian Forest Industries
4/95 Salmon Street, Port Melbourne, Victoria
Australia, 3207
Telephone:  011 61 3 8645 4340
Attention:   Colin Baird

Together with written demand or on or before [insert date of mailing of definitive Schedule 14C plus 40 days], certificates of our company’s shares must be deposited with our company at the address above or with our transfer agent at:
Transfer Online, Inc.™
317 SW Alder Street, 2nd Floor
Portland, OR 97204

Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding payment is attached to this Dissenter’s Notice as Appendix 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Exhibit A to the Information Statement to which this Dissenter’s Notice is attached.

B-1

APPENDIX A

EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

__________________________________________
__________________________________________
__________________________________________

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

__________________________________________

The undersigned hereby objects to the merger of Australian Forest Industries, a Nevada corporation, and Lone Pine Holdings, Inc., a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before November 11, 2008 being the record date.

Dated: _______________, 2008.
Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

B-2

EXHIBIT C

Merger Agreement

AGREEMENT dated as of November        , 2008 (the "Agreement"), between Australian Forest Industries, a Nevada corporation ("AUFI"), and Lone Pine Holdings, Inc., a Delaware corporation ("Surviving Entity") (AUFI and Surviving Entity are sometimes referred to herein collectively as the "Constituent Corporations").

WHEREAS, Surviving Entity was incorporated in the State of Delaware on                       , 2008 and is a wholly-owned subsidiary of AUFI; and

WHEREAS, the respective Board of Directors of AUFI and Surviving Entity each believes that it is in the best interest of AUFI and its stockholders to reincorporate in the State of Delaware by merging with and into Surviving Entity pursuant to this Agreement; and

WHEREAS, the respective Board of Directors of AUFI and Surviving Entity have approved this Agreement and the Merger (as defined below) and recommended that the stockholders of AUFI approve and adopt this Agreement and the Merger.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements and undertakings herein given and other good and valuable consideration, the parties hereto agree, in accordance with the applicable provisions of the Nevada Revised Statutes (the "NRS") and the Delaware General Corporation Law (the "DGCL"), respectively, which permit such merger, AUFI will merge with and into Surviving Entity, at the Effective Time (as defined below) (the "Merger"), and that the terms and conditions of the Merger hereby agreed to shall be as hereinafter set forth:

ARTICLE I

PRINCIPAL TERMS OF MERGER

Section 1.01   Merger. At the Effective Time, AUFI shall merge with and into Surviving Entity, with Surviving Entity surviving as a Delaware corporation under the name "Lone Pine Holdings, Inc." (the "Surviving Corporation"), provided that this Agreement has not been terminated pursuant to Section 4.04.

Section 1.02   Effective Time of Merger. The Merger shall become effective as of the completion of all filing requirements specified in Sections 4.05 and 4.06, and such date and time is hereinafter referred to as the "Effective Time".

ARTICLE II

CERTIFICATE OF INCORPORATION, BY-LAWS AND DIRECTORS

Section 2.01   Certificate of Incorporation. The Certificate of Incorporation of Surviving Entity in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation, to remain unchanged until amended as provided by law.

Section 2.02   By-Laws. The By-Laws of Surviving Entity in effect at the Effective Time of the Merger shall be the By-Laws of the Surviving Corporation, to remain unchanged until amended as provided by law.

Section 2.03   Directors. The members of the Board of Directors of AUFI prior to the Effective Time shall thereafter be the members of the Board of Directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

Section 2.04   Officers. The officers of AUFI immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

ARTICLE III

EXCHANGE AND CANCELLATION OF SHARES

Section 3.01   Exchange and Issuance. At the Effective Time of the Merger, all issued and outstanding shares of AUFI common stock, par value $.0001 per share (the "Old Common Stock"), shall be canceled and the corporate existence of AUFI, shall cease. For every 100 shares of AUFI common stock held by a shareholder, one share of common stock, par value $.0001 per share (the "New Common Stock"), of Surviving Entity shall be issued to the stockholders of AUFI as a result of the Merger as herein provided.

Section 3.02   After the Effective Time of the Merger, the holders of all of said issued and outstanding shares of Old Common Stock shall automatically be and become holders of shares of New Common Stock upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

Section 3.03   Cancellation of Old Common Stock. After the Effective Time of the Merger, each holder of record of any outstanding certificate or certificates theretofore representing shares of Old Common Stock ("Old Certificates") will be instructed on how to surrender the Old Certificates to the Company's transfer agent, and receive in exchange therefor a certificate or certificates representing the number of shares of New Common Stock calculated on the basis described in this Article III. Until so surrendered, each outstanding Old Certificate which, prior to the Effective Time of the Merger, represented one or more shares of Old Common Stock shall be deemed for all corporate purposes to evidence ownership of a number of shares of New Common Stock calculated on the basis described in this Article III. Upon the surrender of an Old Certificate or Old Certificates representing shares of Old Common Stock, the proper officers of the Surviving Corporation shall cancel said Old Certificate or Old Certificates.

Section 3.04   No Fractional Shares. Upon the exchange, in lieu of issuing certificates for fractional shares, fractional shares will be rounded up to one whole share, and a record holder entitled to receive a fractional share will receive one whole share of New Common Stock.

ARTICLE IV

CONDITIONS; TERMINATION

Section 4.01   Submission to Vote of Stockholders. This Agreement shall be submitted to the stockholders of AUFI, as provided by applicable law, and shall take effect, and be deemed to be the Merger Agreement of the Constituent Corporations, upon the approval or adoption thereof by said stockholders of AUFI in accordance with the requirements of the NRS.

Section 4.02   Amendment of Charter and By-Laws. Prior to the Effective Time of the Merger, the Certificate of Incorporation of Surviving Entity will be amended and restated in the form set forth in Exhibit A hereto and the By-laws of Surviving Entity will be amended and restated in the form set forth in Exhibit B hereto.

Section 4.03   [Reserved]

Section 4.04   Termination of Agreement. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by AUFI by an appropriate resolution of its Board of Directors at any time prior to the Effective Time of the Merger if such Board of Directors believes that the Merger is not in the best interests of AUFI.

Section 4.05   Filing of Articles of Merger in the State of Nevada. As soon as practicable after (i) the requisite stockholder approval referenced in Section 4.01 and (ii) the amendment and restatement of the Certificate of Incorporation and By-laws of Surviving Entity referenced in Section 4.02, a Articles of Merger to effectuate the terms of this Agreement shall be executed and signed on behalf of each of the Constituent Corporations and thereafter delivered to the Department of State (the "Department") of the State of Nevada for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.04.

Section 4.06   Filing of Certificate of Merger in the State of Delaware. As soon as practicable after (i) the requisite stockholder approval referenced in Section 4.01 and (ii) the amendment and restatement of the Certificate of Incorporation and By-laws of Surviving Entity referenced in Section 4.02, a Certificate of Merger to effectuate the terms of this Agreement shall be executed by each of the Constituent Corporations and thereafter delivered to the Secretary of State of the State of Delaware for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.04.

ARTICLE V

EFFECT OF MERGER

Section 5.01   Effect of Merger. At the Effective Time of the Merger, the Constituent Corporations shall be a single corporation, which shall be Surviving Entity, and the separate existence of AUFI shall cease except to the extent provided by the laws of the States of Nevada and Delaware. Surviving Entity shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in Surviving Entity without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. Surviving Entity shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger. Surviving Entity shall assume any stock option or similar employee benefits plan of AUFI, and all contractual rights of AUFI for the issuance of shares of Old Common Stock, and such issuances or reserves for issuances shall be of shares of New Common Stock on an as-converted basis as set forth in Section 3.01.

ARTICLE VI

POST-MERGER UNDERTAKINGS

Section 6.01   Service of Process. Surviving Entity hereby agrees that it may be served with process within the State of New York in any proceeding for the enforcement of any obligation of AUFI and in any proceeding for the enforcement of the rights of any dissenting stockholder of AUFI.

Section 6.02   Authorization of Service of Process. Surviving Entity hereby authorizes service of process on it pursuant to Section 6.01 by registered or certified mail return receipt requested to its principal office as set forth in the Certificate of Merger to be filed pursuant to Section 4.05 or as changed by notice to the Department.

ARTICLE VII

MISCELLANEOUS

Section 7.01   [Reserved]

Section 7.02   Further Actions. Each of the Constituent Corporations shall take or cause to be taken all action, or do, or cause to be done, all things necessary, proper or advisable under the NRS and the DGCL to consummate and make effective the Merger following approval of the Merger by the stockholders of AUFI in accordance with the NRS and the DGCL.

Section 7.03   Amendments. At any time prior to the Effective Time of the Merger (notwithstanding any stockholder approval), if authorized by their respective Board of Directors, the parties hereto may, by written agreement, amend or supplement any of the provisions of this Agreement. Any written instrument or agreement referred to in this section shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of each of the Constituent Corporations by an officer of the appropriate Constituent Corporation.

Section 7.04   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement and Plan of Merger to be executed by an authorized officer of each party hereto as of the date above first written.

AUSTRALIAN FOREST INDUSTRIES

By:
Name:
Title

Lone Pine Holdings, Inc.

By:
Name:
Title

EXHIBIT D

Form of Articles of Merger

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200).  If there are more than four merging entities, check box  and attach an 8 1/2" x11'' blank sheet containing the required information for each additional entity.

Name of merging entity: Australian Forest Industries
Entity type *: Corporation
Jurisdiction: Nevada

Name of merging entity
Entity type *
Jurisdiction

Name of merging entity
Entity type *
Jurisdiction

Name of merging entity
Entity type *
Jurisdiction

and,

Name of surviving entity
Entity type *
Jurisdiction

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.
Filing Fee: $350.00

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):
Attn: Colin Baird
c/o: 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207

3) (Choose one)

X           The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

           The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box  and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable: Lone Pine Holdings, Inc.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable
* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

           (a) The entire plan of merger is attached;

or,

X
(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

Articles of Merger

(PURSUANT TO NRS 92A.200)

ROSS MILLER
Secretary of State
(775) 684 5708
Website: www.nvsos.gov
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*  (if there are more than four merging entities, check box  and attach an 8 1/2'' x 11" blank sheet containing the required information for each additional entity.):

Name of merging entity: Australian Forest Industries
Title:
Signature: /s/ Colin Baird
Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

Name of merging entity
Title
Signature
Date

Name of merging entity
Title
Signature
Date

Name of merging entity
Title
Signature
Date

Lone Pine Holdings, Inc.
Title:
Signature:
Date

Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

EXHIBIT E

Form of Certificate of Merger

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
ARGENTEX MINING CORPORATION
INTO ARGENTEX MINING CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST:
The name of the surviving corporation is Lone Pine Holdings, Inc., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Australian Forest Industries, a Nevada Corporation.

SECOND:
The Merger Agreement has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.

THIRD:	The name of the surviving corporation is Lone Pine Holdings, Inc., a Delaware corporation.

FOURTH:	The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH:
The authorized stock and par value of Australian Forest Industries, a Nevada corporation, consists of 100,000,000 shares of common stock with a par value of $0.001 and 5,000,000 shares of preferred stock with a par value of $0.001.

SIXTH:	The merger is to become effective on , 2008.

SEVENTH:	The Merger Agreement is on file at 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207, an office of the surviving corporation.

EIGHTH:	A copy of the Merger Agreement will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, the said surviving corporation has caused this certificate to be signed by an authorized officer, the ____ day of _________________________, 2008.

By:____________________________________
Authorized Officer
Name: Colin Baird
Title: President

E-1

EXHIBIT F

Form of Surviving Entity’s Certificate of Incorporation

Article 1.                      The name of the corporation is Lone Pine Holdings, Inc. (the “Corporation”).

Article 2.              The address of the registered office of the corporation in the State of Delaware is at CSC, 2711 Centerville Road, Suite 400, Wilmington, Delaware DE 19808. The name of its registered agent at such address is Corporation Service Company.

Article 3.              The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Article 4.

(a)           The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred and Five Million (105,000,000) shares, of which One Hundred Million (100,000,000) shall be shares of common stock, par value $0.001 per share, and Five Million (5,000,000) shall be shares of preferred stock, par value $0.001 per share.

(b)           Holders of common stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the corporation. Except as otherwise provided by law, by the certificate of incorporation or by resolution or resolutions of the board of directors providing for the issuance of any series of preferred stock, the holders of common stock shall have sole voting power. Subject to all rights of the preferred stock or any series thereof, the holders of common stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefore, dividends payable in cash, stock or otherwise. Upon any liquidation of the corporation, and after holders of preferred stock of each series shall have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of common stock, to the exclusion of holders of preferred stock.

(c)           Preferred stock may be issued from time to time in one or more series. The board of directors is hereby expressly granted the authority to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issuance of each such series the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by law. No holders of any series of preferred stock will be entitled to receive any dividends thereon other than those specifically provided for by the certificate of incorporation or the resolution or resolutions of the board of directors providing for the issuance of such series of preferred stock. Upon any liquidation of the corporation, whether voluntary or involuntary, the holders of preferred stock of each series will be entitled to receive only such amount or amounts as will have been fixed by the certificate of incorporation or by the resolution or resolutions of the board of directors providing for the issuance of such series.

Article 5.                      The name and mailing address of the incorporator is as follows:

Name                                                                           Address

Article 6.                      The Corporation is to have perpetual existence.

Article 7.              In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

Article 8.              Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

Article 9.              Meetings of stockholders may be held in Delaware or elsewhere, as the bylaws may provide. The books of the corporation may be kept (subject to any statutory provision) at such place or places, whether in Delaware or elsewhere, as may be designated from time to time by the board of directors or in the bylaws of the corporation.

F-1

Article 10.            The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges conferred upon stockholders, directors or by any other persons whomsoever herein are granted subject to this reservation.

Article 11.            The number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

Article 12.            No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit.

Article 13.            Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the General Corporation Law upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the General Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred under the General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, including, but not limited to, Section 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all directors and officers of the Corporation and may, in the discretion of the board of directors, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Delaware law from and against any and all of the expenses, liabilities or other matters referred to or covered by said Section. The indemnification provisions contained in the General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent, both as to action in his official capacity and as traction in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

 This Certificate of Incorporation was duly adopted by the sole incorporator in accordance with Sections 241 and 245 of the General Corporation Law of the Statute of Delaware. We are incorporating before payment of stock.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its sole incorporator, this      day of November 2008.

By:

Sole Incorporator

F-2

EXHIBIT G

Form of Surviving Entity’s Bylaws

BYLAWS

OF

LONE PINE HOLDINGS, INC.
(a Delaware corporation)

ARTICLE 1
OFFICES

1.1                         Registered Office: The registered office shall be established and maintained at the location specified in the Certificate of Incorporation and thereafter as the Board of Directors may from time to time determine. The registered agent of the Corporation in charge hereof shall be the agent specified in the Certificate of Incorporation and thereafter as the Board of Directors may from time to time determine.

1.2                         Other Offices: The corporation may have other offices, either within or outside the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

ARTICLE 2
STOCKHOLDERS

2.1                         Place of Stockholders' Meetings: All meetings of the stockholders of the corporation shall be held at such place or places, within or outside the State of Delaware as may be fixed by the Board of Directors from time to time or as shall be specified in the respective notices thereof.

2.2                         Date and Hour of Annual Meetings of Stockholders: An annual meeting of stockholders shall be held each year within six months after the close of the fiscal year of the Corporation.

2.3                         Purpose of Annual Meetings: At each annual meeting, the stockholders shall elect the members of the Board of Directors for the succeeding year. At any such annual meeting any further proper business may be transacted.

2.4                         Special Meetings of Stockholders: Special meetings of the stockholders or of any class or series thereof entitled to vote may be called by the President or by the Chairman of the Board of Directors, or at the request in writing by stockholders of record owning at least twenty (20%) percent of the issued and outstanding voting shares of common stock of the corporation.

2.5                         Notice of Meetings of Stockholders: Except as otherwise expressly required or permitted by law, not less than ten days nor more than sixty days before the date of every stockholders' meeting the Secretary shall give to each stockholder of record entitled to vote at such meeting, written notice, served personally by mail or by telegram, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Such notice, if mailed shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address for notices to such stockholder as it appears on the records of the corporation.

2.6	Quorum of Stockholders:

(a)           Unless otherwise provided by the Certificate of Incorporation or by law, at any meeting of the stockholders, the presence in person or by proxy of at least one third of the shares entitled to vote at the meeting shall constitute a quorum. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b)           At any meeting of the stockholders at which a quorum shall be present, a majority of voting stockholders, present in person or by proxy, may adjourn the meeting from time to time without notice other than announcement at the meeting. In the absence of a quorum, the officer presiding thereat shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting, other than announcement at the meeting, shall not be required to be given except as provided in paragraph (d) below and except where expressly required by law.

(c)           At any adjourned session at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof, unless a new record date is fixed by the Board of Directors.

(d)           If an adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.7                         Chairman and Secretary of Meeting: The President shall preside at meetings of the stockholders. The Secretary shall act as secretary of the meeting or if he is not present, then the presiding officer may appoint a person to act as secretary of the meeting.

2.8                         Voting by Stockholders: Except as may be otherwise provided by the Certificate of Incorporation or these bylaws, at every meeting of the stockholders each stockholder shall be entitled to one vote for each share of voting stock standing in his name on the books of the corporation on the record date for the meeting. Except as otherwise provided by these bylaws, all elections and questions shall be decided by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote at the meeting.

2.9                         Proxies: Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by proxy. Every proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, but need not be dated, sealed, witnessed or acknowledged.
2.10	List of Stockholders:

(a)           At least ten days before every meeting of stockholders, the Secretary shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

(b)           During ordinary business hours, for a period of at least ten days prior to the meeting, such list shall be open to examination by any stockholder for any purpose germane to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

(c)           The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and it may be inspected by any stockholder who is present.

(d)           The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 2.10 or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

2.11                       Procedure at Stockholders' Meetings: Except as otherwise provided by these bylaws or any resolutions adopted by the stockholders or Board of Directors, the order of business and all other matters of procedure at every meeting of stockholders shall be determined by the presiding officer.

2.12                       Action By Consent Without Meeting: Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 3
DIRECTORS

3.1                         Powers of Directors: The property, business and affairs of the corporation shall be managed by its Board of Directors which may exercise all the powers of the corporation except such as are by the law of the State of Delaware or the Certificate of Incorporation or these bylaws required to be exercised or done by the stockholders.

3.2                         Number, Method of Election, Terms of Office of Directors: The number of directors which shall constitute the Board of Directors shall be a minimum of 1 (one) and a maximum of 8 (eight) unless and until otherwise determined by a vote of a majority of the entire Board of Directors. Within the limits above specified, the number of directors shall be determined from time to time by resolution of the Board of Directors or by the stockholders at the annual meeting. Each Director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, provided, however, that a director may resign at any time. Directors need not be stockholders.
3.3	Vacancies on Board of Directors; Removal:

(a)           Any director may resign his office at any time by delivering his resignation in writing to the Chairman of the Board or to the President. It will take effect at the time specified therein or, if no time is specified, it will be effective at the time of its receipt by the corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(b)           Any vacancy or newly created directorship resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

(c)           Any director may be removed with or without cause at any time by the majority vote of the stockholders given at a special meeting of the stockholders called for that purpose.

3.4	Meetings of the Board of Directors:

(a)           The Board of Directors may hold their meetings, both regular and special, either within or outside the State of Delaware.

(b)           Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by resolution of the Board of Directors. No notice of such regular meetings shall be required. If the date designated for any regular meeting be a legal holiday recognized as such in the state of Delaware, then the meeting shall be held on the next day which is not a legal holiday.

(c)           The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders for the election of officers and the transaction of such other business as may come before it. If such meeting is held at the place of the stockholders' meeting, no notice thereof shall be required.

(d)           Special meetings of the Board of Directors' shall be held whenever called by direction of the Chairman of the Board or the President or at the written request of any one director.

(e)           The Secretary shall give notice to each director of any special meeting of the Board of Directors by mailing the same at least three days before the meeting or by telegraphing, telexing, or delivering the same not later than the date before the meeting.

Unless required by law, such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting. Any and all business may be transacted at any meeting of the Board of Directors. No notice of any adjourned meeting need be given. No notice to or waiver by any director shall be required with respect to any meeting at which the director is present.

3.5                         Quorum and Action: Unless provided otherwise by law or by the Certificate of Incorporation or these bylaws, a majority of the Directors shall constitute a quorum for the transaction of business; but if there shall be less than a quorum at any meeting of the Board of Directors, a majority of those present may adjourn the meeting from time to time. The vote of a majority of the Directors present at any meeting at which a quorum is present shall be necessary to constitute the act of the Board of Directors.

3.6                         Presiding Officer and Secretary of the Meeting: The President, or, in his absence a member of the Board of Directors selected by the members present, shall preside at meetings of the Board of Directors. The Secretary shall act as secretary of the meeting, but in his absence the presiding officer may appoint a secretary of the meeting.

3.7                         Action by Consent Without Meeting: Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the Board of Directors or committee.

3.8                         Action by Telephonic Conference: Members of the Board of Directors, or any committee designated by such board, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

3.9                         Committees: The Board of Directors shall, by resolution or resolutions passed by a majority of Directors designate one or more committees, each of such committees to consist of one or more Directors of the Corporation, for such purposes as the Board of Directors shall determine. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

3.10                       Compensation of Directors: Directors shall receive such reasonable compensation for their service on the Board of Directors or any committees thereof, whether in the form of salary or a fixed fee for attendance at meetings, or both, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed to preclude any Director from serving in any other capacity and receiving compensation therefore.

ARTICLE 4
OFFICERS
4.1	Officers, Title, Elections, Terms:

(a)           The Board of Directors shall appoint a President and a Secretary and may from time to time appoint one or more Vice Presidents (to which title may be added words indicating seniority or function), a Treasurer and such other officers as the Board of Directors may determine. The officers shall be elected by the Board of Directors at its annual meeting following the annual meeting of the stockholders, to serve at the pleasure of the Board of Directors or otherwise as shall be specified by the Board of Directors at the time of such election and until their successors are elected and qualified.

(b)           The Board of Directors may elect or appoint at any time, and from time to time, additional officers or agents with such duties as it may deem necessary or desirable. Such additional officers shall serve at the pleasure of the Board of Directors or otherwise as shall be specified by the Board of Directors at the time of such election or appointment. Two or more offices may be held by the same person.

(c)           Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

(d)           Any officer may resign his office at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time has been specified, at the time of its receipt by the corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(e)           The salaries of all officers of the corporation shall be fixed by the Board of Directors.

4.2                         Removal of Elected Officers: Any elected officer may be removed at any time, either with or without cause, by resolution adopted at any regular or special meeting of the Board of Directors by a majority of the Directors then in office.
4.3	Duties:

(a)           President: The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall supervise and control all the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect (unless any such order or resolution shall provide otherwise), and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

(b)           Treasurer: If appointed, the Treasurer shall (1) have charge and custody of and be responsible for all funds and securities of the Corporation; (2) receive and give receipts for moneys due and payable to the corporation from any source whatsoever; (3) deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by resolution of the Board of Directors; and (4) in general perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. He shall, if required by the Board of Directors, give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

(c)           Secretary: The Secretary shall (1) keep the minutes of the meetings of the stockholders, the Board of Directors, and all committees, if any, of which a secretary shall not have been appointed, in one or more books provided for that purpose; (2) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (3) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal, is duly authorized; (4) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (5) have general charge of stock transfer books of the Corporation; and (6) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

ARTICLE 5
CAPITAL STOCK
5.1	Stock Certificates:

(a)           Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the President and by the Treasurer or the Secretary, certifying the number of shares owned by him.

(b)           If such certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, the signatures of the officers of the corporation may be facsimiles, and, if permitted by law, any other signature may be a facsimile.

(c)           In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of issue.

(d)           Certificates of stock shall be issued in such form not inconsistent with the Certificate of Incorporation as shall be approved by the Board of Directors, and shall be numbered and registered in the order in which they were issued.

(e)           All certificates surrendered to the corporation shall be cancelled with the date of cancellation, and shall be retained by the Secretary, together with the powers of attorney to transfer and the assignments of the shares represented by such certificates, for such period of time as shall be prescribed from time to time by resolution of the Board of Directors.

5.2                         Record Ownership: A record of the name and address of the holder of such certificate, the number of shares represented thereby and the date of issue thereof shall be made on the corporation's books. The corporation shall be entitled to treat the holder of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by law.

5.3                         Transfer of Record Ownership: Transfers of stock shall be made on the books of the corporation only by direction of the person named in the certificate or his attorney, lawfully constituted in writing, and only upon the surrender of the certificate therefore and a written assignment of the shares evidenced thereby. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

5.4                         Lost, Stolen or Destroyed Certificates: Certificates representing shares of the stock of the corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed in such manner and on such terms and conditions as the Board of Directors from time to time may authorize.

5.5                         Transfer Agent; Registrar; Rules Respecting Certificates: The corporation may maintain one or more transfer offices or agencies where stock of the corporation shall be transferable. The corporation may also maintain one or more registry offices where such stock shall be registered. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates.

5.6                         Fixing Record Date for Determination of Stockholders of Record: The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of the stockholders or any adjournment thereof, or the stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or to express consent to corporate action in writing without a meeting, or in order to make a determination of the stockholders for the purpose of any other lawful action. Such record date in any case shall be not more than sixty days nor less than ten days before the date of a meeting of the stockholders, nor more than sixty days prior to any other action requiring such determination of the stockholders. A determination of stockholders of record entitled to notice or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.7                         Dividends: Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefore at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the Board of Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the corporation.

G-8

ARTICLE 6
SECURITIES HELD BY THE CORPORATION

6.1                         Voting: Unless the Board of Directors shall otherwise order, the President or the Secretary shall have full power and authority, on behalf of the corporation, to attend, act and vote at any meeting of the stockholders of any corporation in which the corporation may hold stock, and at such meeting to exercise any or all rights and powers incident to the ownership of such stock, and to execute on behalf of the corporation a proxy or proxies empowering another or others to act as aforesaid. The Board of Directors from time to time may confer like powers upon any other person or persons.
6.2	General Authorization to Transfer Securities Held by the Corporation:

(a)           Any of the following officers, to wit: the President and the Secretary shall be, and they hereby are, authorized and empowered to transfer, convert, endorse, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants, evidence of indebtedness, or other securities now or hereafter standing in the name of or owned by the corporation, and to make, execute and deliver, under the seal of the corporation, any and all written instruments of assignment and transfer necessary or proper to effectuate the authority hereby conferred.

(b)           Whenever there shall be annexed to any instrument of assignment and transfer executed pursuant to and in accordance with the foregoing paragraph (a), a certificate of the Secretary of the corporation in office at the date of such certificate setting forth the provisions of this Section 6.2 and stating that they are in full force and effect and setting forth the names of persons who are then officers of the corporation, then all persons to whom such instrument and annexed certificate shall thereafter come, shall be entitled, without further inquiry or investigation and regardless of the date of such certificate, to assume and to act in reliance upon the assumption that the shares of stock or other securities named in such instrument were theretofore duly and properly transferred, endorsed, sold, assigned, set over and delivered by the corporation, and that with respect to such securities the authority of these provisions of the bylaws and of such officers is still in full force and effect.

ARTICLE 7
MISCELLANEOUS

7.1                         Signatories: All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.2                         Seal: The seal of the corporation shall be in such form and shall have such content as the Board of Directors shall from time to time determine.

7.3                         Notice and Waiver of Notice: Whenever any notice of the time, place or purpose of any meeting of the stockholders, directors or a committee is required to be given under the law of the State of Delaware, the Certificate of Incorporation or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the holding thereof, or actual attendance at the meeting in person or, in the case of any stockholder, by his attorney-in-fact, shall be deemed equivalent to the giving of such notice to such persons.

7.4                         Indemnity: The corporation shall indemnify its directors, officers and employees to the fullest extent allowed by law, provided, however, that it shall be within the discretion of the Board of Directors whether to advance any funds in advance of disposition of any action, suit or proceeding, and provided further that nothing in this section 7.4 shall be deemed to obviate the necessity of the Board of Directors to make any determination that indemnification of the director, officer or employee is proper under the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145 of the Delaware General Corporation Law.

7.5                         Fiscal Year: The fiscal year of the corporation shall be determined by the Board of Directors from time to time.